UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2023

ROCKET LAB USA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39560	98-1550340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3881 McGowen Street
Long Beach, California		90808
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 714 465-5737

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RKLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 19, 2023, Rocket Lab USA, Inc. (the “Company”) issued a press release announcing the results of its Electron launch conducted September 19, 2023. On September 26, 2023, the Company issued a press release announcing an update on third quarter 2023 guidance. Copies of the press releases are attached hereto and furnished herewith as Exhibit 99.1 and Exhibit 99.2.

This information is being furnished pursuant to Item 7.01, “Regulation FD Disclosure,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On September 19, 2023, the Company experienced an issue during the launch of the Company’s 41st mission. Following lift-off from Launch Complex 1, the rocket successfully completed a first stage burn and stage separation as planned, before an issue was experienced at around T+ 2 minutes and 30 seconds into flight, resulting in the end of the mission.

The Company is leading the anomaly investigation with oversight from the U.S. Federal Aviation Administration. The Company’s next mission, originally scheduled to occur before the end of the third quarter 2023, will be postponed pending the completion of the investigation.

Forward-Looking Statements

This report may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, as amended. These forward-looking statements, including without limitation statements regarding the Company’s expectations regarding the timing and results of the Company’s investigation regarding the September 19, 2023 Electron launch mission, timing and locations of future launches and the reliability and outcome of future launch systems and missions, are based on the Company’s current expectations and beliefs concerning future developments and their potential effects, and contain a number of risk and uncertainties (many of which are beyond the Company’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this report including the factors identified in the press release furnished under Item 7.01 hereof and those and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission,, including under the heading "Risk Factors" in Rocket Lab’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 7, 2023, and elsewhere. There can be no assurance that the future developments affecting the Company will be those that we have anticipated. Except as required by law, the Company is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release of Rocket Lab USA, Inc., dated September 19, 2023.

99.2	Press Release of Rocket Lab USA, Inc., dated September 26, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET LAB USA, INC.

Date:	September 26, 2023	By:	/s/ Adam Spice
Adam Spice Chief Financial Officer